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                                                               Exhibit 10(v)B(2)

                            FIRST AMENDMENT OF LEASE

         THIS FIRST AMENDMENT OF LEASE, dated as of the 19 day of April, 2002, by and between SEVEN THIRTY ONE LIMITED PARTNERSHIP ("731"), a New York limited partnership, having an address c/o Vornado Realty Trust, 210 Route 4 East, Paramus, New Jersey 07652, and BLOOMBERG L.P. ("BLP"), a Delaware limited partnership, having an address at 499 Park Avenue, New York, New York 10022.

                                  WITNESSETH :

         WHEREAS, pursuant to an Agreement of Lease (the "Original Lease"), dated as of April 30, 2001, between 731, as landlord, and BLP, as tenant, 731 leased and demised to BLP, and BLP did hire and take from 731, certain premises in a new building that 731 intends to construct at the real property bounded by Lexington Avenue, East 58th Street, East 59th Street and Third Avenue, New York, New York, on the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to a letter agreement, dated December 20, 2001, between 731 and BLP, the parties agreed to amend Section 22.4(B)(2) of the Original Lease, on the terms set forth therein; and

         WHEREAS, pursuant to a letter agreement, dated January 30, 2002, between 731 and BLP, the parties agreed to further amend Section 22.4(B)(2) of the Original Lease, on the terms set forth therein (the Original Lease, as so amended by the aforesaid letter agreements, being referred to herein as the "Lease"); and

         WHEREAS, 731 and BLP desire to amend the Lease to (i) delete from the premises initially demised thereby the entire rentable area on the twentieth
(20th) and the twenty- first (21st) floors of the Lexington Avenue Building,
(ii) add to the premises initially demised thereby the entire rentable area on the third (3rd) floor of the Third Avenue Building, and (iii) otherwise modify the Lease, in each case on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the mutual receipt and legal sufficiency of which the parties hereto hereby acknowledge, 731 and BLP hereby agree as follows:

         1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Lease.

         2. Lease Modifications. Landlord and Tenant hereby amend the Lease as follows:

         (1) The Base Premises shall include (in addition to the portions of the Building that are included therein as set forth in the Lease) the third (3rd) floor of the Third Avenue Building, other than the portion thereof that is


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                  used for Remote Building Systems or for Shared Building
                  Systems (such area on the third (3rd) floor of the Third Avenue Building that is included in the Base Premises being referred to herein as the "New Space").

         (2) The New Space shall constitute a Deliverable Unit for purposes of the Lease.

         (3) The First Delivery Component shall include (in addition to the portions of the Building that are included therein as set forth in the Lease) the New Space.

         (4) The reference to "the twenty-first (21st) floor of the Lexington Avenue Building" as set forth in definition of the term "Highest Basic Floor" is hereby deleted, and the clause "the nineteenth (19th) floor of the Lexington Avenue Building" is hereby substituted therefor.

         (5) The New Space shall constitute a Major Sublease Unit for purposes of the Lease.

         (6) Clauses (xviii) and (xix) are hereby deleted from the definition of the term "Major Sublease Unit" as set forth in the Lease.

         (7) The clause "twenty-second (22nd) floor of the Building" in clause (xxi) of the definition of the term "Major Sublease Unit" is hereby deleted, and the clause "twentieth (20th) floor of the Lexington Avenue Building" is hereby substituted therefor.

         (8) The definition for the term "Post-Delivery Work" is hereby deleted, and the following clause is hereby substituted therefor:

                  "Post- Delivery Work" shall mean, collectively, (a) the Timed Post- Delivery Work Components, and (b) any other Work Component that this Lease (including, without limitation, the Work Exhibit) (I) requires Landlord to perform after the Commencement Date for the applicable Deliverable Unit, or (II) does not require Landlord to perform on or prior to the Commencement Date for the applicable Deliverable Unit.

         (9) The following clause is hereby added to the list of defined terms in the Lease:

                  "Fourth Price Space" shall mean the portion of the Initial Premises that is located on the third (3rd) floor of the Third Avenue Building.


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         (10)     The reference in the definition of the term "Third Price
                  Space" to the twentieth (20th) floor and the twenty-first
                  (21st) floor of the Lexington Avenue Building is hereby deleted.

         (11) The Fixed Rent for the 1st Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Fifty-Four Dollars ($54.0000), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (12) The Fixed Rent for the 2nd Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Fifty-Nine and 9,400/10,000 Dollars ($59.9400), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (13) The Fixed Rent for the 3rd Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Sixty-Six and 5,334/10,000 Dollars ($66.5334), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (14) The Fixed Rent for the 4th Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Seventy-Three and 8,521/10,000 Dollars ($73.8521), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (15) The Fixed Rent for the 5th Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Eighty-One and 9,758/10,000 Dollars ($81.9758), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (16) The Fixed Rent for the 6th Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) Ninety and 9,931/10,000 Dollars ($90.9931), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (17) The Fixed Rent for the 7th Rental Period shall include (in addition to the items set forth in the Lease) an amount equal to the product obtained by multiplying (I) One Hundred One and 24/10,000 Dollars ($101.0024), by (II) the number of square feet of Rentable Area in the Fourth Price Space.

         (18) The definition of the term "Base Rental Amount" as set forth in Section 38.1(E) of the Lease is hereby amended by adding the following clause (5) thereto:

                  (5) in connection with the determination of the Rental Value of any portion of the Renewal Premises that constitutes Fourth Price

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                           Space for the Renewal Term, the product obtained by
                           multiplying (x) the number of square feet of Rentable Area in such portion of the Renewal Premises, by (y)
                           (a) One Hundred One and 24/10,000 Dollars ($101.0024) for the period from the first day of the Renewal Term to the day immediately preceding the twenty-eighth
                           (28th) anniversary of the Last Commencement Date, (b) One Hundred Twelve and 1,126/10,000 Dollars ($112.1126) for the period from the twenty-eighth
                           (28th) anniversary of the Last Commencement Date to the day immediately preceding the thirty- second
                           (32nd) anniversary of the Last Commencement Date, and
                           (c) One Hundred Twenty-Four and 4,450/10,000 Dollars ($124.4450) for the period from the thirty-second
                           (32nd) anniversary of the Last Commencement Date to the last day of the Renewal Term.

         (19) Clause (i) of the definition of the term "Rent Per Square Foot" in Section 12.7(B)(2) of the Lease is hereby deleted, and the following clause is hereby substituted therefor:

                  (i) with respect to the First Price Space, the Second Price Space, the Third Price Space or the Fourth Price Space, the sum of (I) the amount applicable at such time, as set forth on Exhibit Definitions-A attached hereto, and (II) the Escalation Rent Per Square Foot.

         (20) Exhibit Definitions-A to the Lease is hereby deleted, and the schedule set forth in Exhibit "A" attached hereto and made a part hereof is hereby substituted therefor.

         (21) Section 2.1 of the Lease is hereby modified by deleting the last sentence thereof. Landlord shall not have the right to claim that the use of the Premises by a Permitted Occupant at an occupancy density that conforms with the parameters set forth on Exhibit "B" attached hereto and made a part hereof is, in and of itself, not in conformity with the Building Standard.

         (22) The clause in the first sentence of Section 2.3(C) of the Lease "the twenty- second (22nd) floor of the Building" is hereby deleted, and the clause "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (23) Section 2.5(A)(e) of the Lease is hereby modified to delete therefrom the phrase "Post-Delivery Date" and to substitute therefor the phrase "Post- Delivery Work Date."


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         (24)     The references in the definition of the term "Tower Premises"
                  to the twentieth (20th) floor and the twenty-first (21st) floor of the Lexington Avenue Building are hereby deleted.

         (25) The Third Floor Deck shall include the slab and decking constituting the floor of the portion of the Premises located on the third (3rd) floor of the Lexington Avenue Building and the third (3rd) floor of the Third Avenue Building.

         (26) Section 3.10 of the Lease is hereby modified by deleting the last sentence thereof and substituting the following sentence therefor:

                  This Section 3.10 shall not apply during any period after the Last Commencement Date that (i) the Rentable Area on the third
                  (3rd) floor of the Lexington Avenue Building is not demised hereby (with respect to the portion of the Third Floor Deck in the Lexington Avenue Building), and (ii) the Rentable Area on the third (3rd) floor of the Third Avenue Building is not demised hereby (with respect to the portion of the Third Floor Deck in the Third Avenue Building).

         (27) Notwithstanding Section 22.1(E)(1) of the Lease, Landlord shall have the right to cause the Commencement Date for the New Space to occur later than the Commencement Date for the Deliverable Unit constituting the fourth (4th) floor in the Third Avenue Building (with the understanding, however, that the Commencement Date for the New Space shall not occur later than the Commencement Date for the Deliverable Unit constituting the fifth (5th) floor of the Third Avenue Building).

         (28) Section 22.1(E)(11) of the Lease is hereby modified by deleting the reference therein to "the Lexington Avenue Building" and substituting therefor a reference to "the Lexington Avenue Building or the Third Avenue Building".

         (29) Section 22.3(F)(4) of the Lease is hereby modified to delete therefrom the phrase "during the calendar month of September, 2004" and to substitute therefor the phrase "on or after September 1, 2004."

         (30) Section 22.7(A) of the Lease is hereby modified to delete therefrom the definition of the term "Timed Post-Delivery Work Components", and to substitute therefor the following clause:

                  As used herein, the term "Timed Post-Delivery Work Components" shall mean, collectively, (I) the Work Components listed in the Technical Requirements that comprise part of the Work Exhibit that, according to the corresponding entry in the column entitled "Delivery of Landlord's

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                  Work," are contemplated to be performed within a particular period of time after the First Commencement Date or the Commencement Date for a particular Deliverable Unit, and (II) those Work Components described in the Lease that are contemplated to be performed within a particular period of time after the First Commencement Date or the Commencement Date for a particular Deliverable Unit.

         (31) The clause in the second sentence of Section 22.14(D) of the Lease "space on the ground level or the second (2nd) floor of the Third Avenue Building" is hereby deleted, and the clause "space on the ground level of the Third Avenue Building" is hereby substituted therefor.

         (32) Section 25.2 of the Lease is hereby modified by adding the following sentence:

                  A Construction Notice shall be deemed to be given properly by Tenant if such notice is given, in the manner set forth in this Section 25.2, by Keith Barr, Stephen Karafiol, or Thomas Philip, or such other Person that Tenant designates from time to time.

         (33) If Landlord exercises Landlord's right to consummate (x) a Sublease Recapture pursuant to Section 12.16(A) of the Lease, or (y) a Subleasehold Assignment Recapture pursuant to Section 12.16(B) of the Lease, then Landlord shall have the right to exercise Landlord's rights to use the Recovered Elevators under Section 27.1(B) of the Lease only for the term of the applicable sublease (rather than for the portion of the Term that remains from and after the date that Landlord consummates such Sublease Recapture of such Subleasehold Assignment Recapture).

         (34) The reference to "the twenty-second (22nd) floor of the Lexington Avenue Building" in clause (i) of the definition of the term "Upper Option Space" in Section 36.1 of the Lease is hereby deleted, and a reference to "the twentieth (20th) floor of the Lexington Avenue Building" is hereby substituted therefor.

         (35) Each reference to "the second (2nd) floor of the Building" in the definition of the term "Lower Option Space" in Section
                  36.1 of the Lease is hereby deleted, and a reference to "the second (2nd) floor of the Lexington Avenue Building" is hereby substituted therefor.

         (36) The reference in the definition of the term "Shortage Floor" in Section 36.11(A) of the Lease to "the twenty-second (22nd) floor of the Lexington Avenue Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Lexington Avenue Building" is hereby substituted therefor.

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
         (37) The reference in Section 36.11(A) of the Lease to Exhibit Definitions-E is hereby deleted, and a reference to Exhibit Definitions-A is hereby substituted therefor.

         (38) The first sentence of Section 36.11(B) of the Lease is hereby deleted, and the following sentence is hereby substituted therefor:

                  Subject to the terms of this Section 36.11(B), Tenant shall have the right to include in the Tower Premises either (x) the entire Rentable Area on the twentieth (20th) floor of the Lexington Avenue Building, (y) the entire Rentable Area on the twentieth (20th) floor of the Lexington Avenue Building and on the twenty-first (21st) floor of the Lexington Avenue Building, or (z) the entire Rentable Area on the twentieth
                  (20th) floor of the Lexington Avenue Building, the twenty-first (21st) floor of the Lexington Avenue Building, and the twenty-second (22nd) floor of the Lexington Avenue Building, by giving notice thereof (the "Early Option Notice") to Landlord on or prior to June 30, 2002 (Tenant's aforesaid option to lease such space in the Lexington Avenue Building as provided in this Section 36.11(B) being referred to herein as the "Early Option").

         (39) The fourth sentence of Section 36.11(B) of the Lease is hereby deleted, and the following sentence is hereby substituted therefor:

                  If Tenant exercises the Shortage Option prior to the date that Tenant exercises the Early Option, then the aforesaid space with respect to which Tenant has the right to exercise the Early Option shall be either (x) the entire Rentable Area on the twenty-first (21st) floor of the Lexington Avenue Building, (y) the entire Rentable Area on the twenty-first
                  (21st) floor of the Lexington Avenue Building and on the twenty-second (22nd) floor of the Lexington Avenue Building, or (z) the entire Rentable Area on the twenty-first (21st) floor of the Lexington Avenue Building, on the twenty-second
                  (22nd) floor of the Lexington Avenue Building, and on the twenty-third (23rd) floor of the Lexington Avenue Building.

         (40) The reference to Exhibit Definitions-E in Section 36.11(B) of the Lease is hereby deleted, and a reference to Exhibit Definitions-A is hereby substituted therefor.

         (41)     The definition of the term "High Rise Portion" as set forth in
                  Section 36.11(C) of the Lease shall be the portion of the Building at and above the twentieth (20th) floor of the Building that is served by the High Rise Office Elevators.

         (42) Clause (y) in the first sentence of Section 37.1(B) of the Lease is hereby deleted, and the following clause is hereby substituted therefor:

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                  (y) (I) the entire portion of the Lower Level Space that is located on Lower Level 2 of the Building, (II) the entire portion of the Basic Premises that is then located on the third (3rd) floor of the Lexington Avenue Building (if any),
                  (III) the entire portion of the Basic Premises that is then located on the third (3rd) floor of the Third Avenue Building (if any), and (IV) additional portions of the Basic Premises above the third (3rd) floor of the Building that (X) constitute all of the Rentable Area on particular floors of the Building, and (Y) are vertically contiguous to portions of the Basic Premises for which Tenant exercises the Renewal Option, so that the portion of the Premises with respect to which Tenant exercises the Renewal Option comprises at least Three Hundred Fifty Thousand (350,000) square feet of Rentable Area.

         (43) Landlord and Tenant acknowledge that for purposes of determining the Fair Market Rent of the New Space, Landlord and Tenant shall assume that such space is being valued as office space (it being understood that the Fair Market Rent for the New Space shall be otherwise determined in accordance with the terms of Section 38.2 of the Lease).

         (44) The references to the twentieth (20th) floor of the Building and the twenty-first (21st) floor of the Building in Item 8 of the Architectural Requirements that comprise part of the Work Exhibit are hereby deleted.

         (45) Item 9 of the Architectural Requirements that comprise part of the Work Exhibit is hereby amended to provide that the High Rise Office Elevators shall serve (in addition to the floors set forth therein) the nineteenth (19th) and the twentieth
                  (20th) floors of the Building.

         (46) The reference in Item 24 of the Architectural Requirements that comprise part of the Work Exhibit to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (47) Item 25 of such Architectural Requirements is hereby deleted. Landlord and Tenant acknowledge that (i) the emergency egress capacity of the portion of the Initial Premises that is located at and below the nineteenth (19th) floor of the Building (and the twentieth (20th) floor of the Building, if Tenant exercises the Shortage Option) shall be sufficient to support the occupancy density described in Exhibit "B" attached hereto, (ii) the additional work that is necessary to achieve such emergency egress capacity (over the work that is necessary to achieve emergency egress capacity of one (1) person for each eighty (80) square feet of Usable Area) shall be a Tenant Work Component (such additional work being collectively referred to herein as the "Egress Capacity Work"), (iii) the Fixed Rent shall be increased to reflect the additional space used by the

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                  emergency egress staircase on the second (2nd) floor of the
                  Lexington Avenue Building (at the rate of One Hundred Twenty-Five Dollars ($125) per square foot of Usable Area, increasing by eleven percent (11%) on each fourth (4th) anniversary of the Last Commencement Date), and (iv) the Fixed Rent shall be increased to reflect the additional space used by the emergency egress staircase on the ground floor of the Building (at the rate of Three Hundred Dollars ($300) per square foot of Usable Area, increasing by eleven percent (11%) on each fourth (4th) anniversary of the Last Commencement
                  Date). Landlord shall have the right to require Tenant to pay the cost of the Egress Capacity Work (as otherwise provided in Section 22.2 of the Lease) only if (i) Landlord gives Tenant a notice (or notices) describing in reasonable detail the components of the Work that constitute the Egress Capacity Work, and (ii) Tenant fails to give to Landlord, within ten
                  (10) days after the date that Landlord gives to Tenant the aforesaid notice (or each of the aforesaid notices, as the case may be), a notice to the effect that Tenant revokes Tenant's election to require Landlord to perform the Egress Capacity Work (or the applicable element thereof). If Tenant gives such notice revoking Tenant's election to require Landlord to perform the Egress Capacity Work (or the applicable element thereof), then (x) Landlord shall have no obligation to perform the Egress Capacity Work (or the applicable element thereof), and (y) Tenant shall pay to Landlord an amount equal to the reasonable out-of- pocket design costs that Landlord incurs in redesigning the Work to delete the Egress Capacity Work (or the applicable portion thereof), within thirty (30) days after Landlord's request therefor and Landlord's submission to Tenant of reasonable supporting documentation therefor. Landlord shall use Landlord's reasonable efforts to minimize the scope and the cost to Tenant of the Egress Capacity Work (to the extent that Tenant does not revoke Tenant's election to require Landlord to perform the Egress Capacity Work (or the applicable elements thereof) as provided in this clause (47)). Landlord and Tenant shall each have the right to submit to an Expedited Arbitration Proceeding any dispute between the parties regarding the scope of the Egress Capacity Work or the costs thereof to be paid by Tenant to Landlord under the Lease, as amended hereby.

         (48) The reference in Item 26 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (49) The reference in Item 29 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.


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
         (50) Each reference in Item 30 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (51) The reference in Item 35 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (52) The reference in Item 36 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (53) The reference in Item 36 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (54) Each reference in Item 40 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (55) The reference in Item 41 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (56) The reference in Item 41 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (57) Each reference in Item 42 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (58) Each reference in Item 43 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (59) The reference in Item 44 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (60) The reference in Item 45 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (61) The reference in Item 45 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (62) The reference in Item 50 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (63) The reference in Item 50 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (64) The reference in Item 51 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (65) The reference in Item 51 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (66) The reference in Item 52 of such Architectural Requirements to "the twenty-first (21st) floor of the Building" is hereby deleted, and a reference to "the nineteenth (19th) floor of the Building" is hereby substituted therefor.

         (67) The reference in Item 52 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (68) The first paragraph of Item 53 of such Architectural Requirements shall (i) not apply to the twentieth (20th) floor and the twenty-first (21st) floor of the Lexington Avenue Building, (ii) apply to the twentieth (20th) floor of the Lexington Avenue Building (if Tenant exercises the Shortage Option), and (iii) apply to the New Space.

         (69) The reference in the last paragraph of Item 53 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (70) The reference in Item 54 of such Architectural Requirements to "the 21st floor of the Building" is hereby deleted, and a reference to "the 19th floor of the Building" is hereby substituted therefor.

         (71) Each reference in Item 54 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (72) The reference in Item 55 of such Architectural Requirements to "the 22nd floor of the Building" is hereby deleted, and a reference to "the 20th floor of the Building" is hereby substituted therefor.

         (73) Each reference in Item 56 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (74) Each reference in Item 57 of such Architectural Requirements to "the twenty-second (22nd) floor of the Building" is hereby deleted, and a reference to "the twentieth (20th) floor of the Building" is hereby substituted therefor.

         (75) The references in Schedule 1 to such Architectural Requirements to the twentieth (20th) floor in the Lexington Avenue Building and the twenty- first (21st) floor of the Lexington Avenue Building are hereby deleted.

         (76) The Schematic Drawings listed as Schedule 1 to Exhibit 22.1 of the Lease are hereby modified as described on Exhibit "C" attached hereto and made a part hereof.

         (77) Item 6 on Exhibit 22.1 of the Lease is hereby modified to delete the introductory clause "13-21st Floors" and the clause "13-19th Floors" is hereby substituted therefor.

         (78) Item 7 on Exhibit 22.1 of the Lease is hereby modified to delete the introductory clause "22nd Floor" and the clause "20th Floor" is hereby substituted therefor.

         (79) Item 7 on Exhibit 22.1 of the Lease is hereby modified to delete the clause "22nd floor" and the clause "20th floor" is hereby substituted therefor.

         (80) The reference to the "twenty-first (21st) floor" in the description of the Second Construction Milestone Stage as set forth in Exhibit 22.6 of the Lease is hereby deleted, and a reference to the "nineteenth (19th) floor" is hereby substituted therefor.

         (81) Exhibit 39.1 of the Lease is hereby modified by deleting the first sentence under the heading "58th Street and 59th Street & Lexington Avenue Corners (B)" and substituting therefor the following sentence:

                  Tenant high technology signage display located within the windows of the Lexington Avenue Building on floors 3-5 and within the windows of the Third Avenue Building on floors 3-5.

         3. Usable Area Statement. Landlord and Tenant acknowledge that (i) Landlord shall be deemed to have given to Tenant in accordance with Section 22.4(B)(1) of the Lease a Usable Area Statement that sets forth the Usable Area for each Deliverable Unit as provided in Exhibit "D" attached hereto and made a part hereof, (ii) the Usable Area for each Deliverable Unit as set forth in Exhibit "D" attached hereto shall be deemed to have satisfied the parameters set forth in Item 3 of the Architectural Requirements that are attached to the Lease as part of the Work Exhibit, and (iii) the Usable Area that constitutes Bracing Area (hereinafter defined) or Special East Core Areas (hereinafter defined) shall not be taken into account for purposes of determining whether (x) Landlord satisfies the parameters set forth in Items 1 and 2 of the Architectural Requirements that are attached to the Lease as part of the Work Exhibit, or (y) Tenant has the right to exercise the Shortage Option. Nothing contained in this
Section 3 limits the rights or obligations of the parties regarding the measurement of the Usable Area of each Deliverable Unit as contemplated by
Section 22.4 of the Lease.

         4. Special Rules for the Structural Bracing in the Western Core.

         (1) Subject to the terms of this Section 4, Landlord and Tenant acknowledge that for purposes of the Lease (as amended hereby), the Usable Area of the Premises shall include, without limitation, the floor area that lies immediately underneath the structural bracing that is adjacent to the core of the Lexington Avenue Building (the floor area that lies immediately underneath such structural bracing in the Lexington Avenue Building being referred to herein as the "Bracing Area"). Nothing contained in this Section 4 limits Landlord's obligation to construct the Premises in accordance with the Architectural Requirements that constitute part of the Work Exhibit (except that the parties' respective rights and obligations in respect of the Bracing Area, the Limited Bracing Area and the Dead Space shall be governed by this Section
4). Landlord shall not have the right to include in the Premises more than a cumulative total of approximately five thousand (5,000) square feet of Rentable Area that constitutes the Bracing Area. Landlord, as part of the Work, shall install the sheetrock encasement as close as reasonably practicable to the structural bracing in the Bracing Area (it being understood that the construction of such sheetrock encasements for such structural bracing shall not constitute a Tenant Work Component).

         (2) Subject to the terms of this Section 4(2), the Usable Area of the Premises shall not include any particular portion of the Bracing Area to the extent that (x) the distance from the top of the six (6)-inch raised floor to the underside of the fireproofed structural bracing and the Building Systems running adjacent thereto in such portion of the Bracing Area is less than eight
(8) feet, six (6) inches, (y) Tenant does not use such portion of the Bracing Area for any purpose, and (z) Tenant encloses such portion of the Bracing Area with permanent partitioning (such as sheetrock partitioning) (any portion of the Bracing Area that meets the requirements set forth in clauses (x), (y) and (z) above being referred to herein as "Dead Space"; any portion of the Bracing Area that meets the requirement described in clause (x) above (regardless of whether such portion of the Bracing Area also satisfies the requirements described in clauses (y) and (z) above) being referred to herein as "Limited Bracing Area"). Tenant shall have the right to declare that a portion of the Bracing Area constitutes Dead Space by giving notice thereof to Landlord on or prior to the sixtieth (60th) day after the Rent Commencement Date for the applicable Deliverable Unit. If Tenant so declares that a portion of the Bracing Area constitutes Dead Space, then Landlord shall have the right to inspect the applicable portion of the Premises to the extent reasonably necessary to confirm Tenant's aforesaid declaration. Either party shall have the right to submit to an Expedited Arbitration Proceeding a dispute between the parties regarding the designation of the Dead Space as contemplated by this Section 4(2). If any Bracing Area constitutes Dead Space as provided in this Section 4(2), then such Bracing Area shall constitute Usable Area during the period that such Bracing Area no longer qualifies as Dead Space as provided in this Section 4(2).

         (3) Landlord and Tenant acknowledge that the Fixed Rent for the Bracing Area shall be calculated in accordance with the terms of the Lease (as modified hereby), except that the Fixed Rent for any Limited Bracing Area (other than the Dead Space) shall be calculated at the rate of (i) Thirty Dollars ($30) per square foot of Rentable Area for the 1st Rental Period, (ii) Thirty-Three and 3,000/10,000 Dollars ($33.3000) per square foot of Rentable Area for the 2nd Rental Period, (iii) Thirty-Six and 9,630/10,000 Dollars ($36.9630) per square foot of Rentable Area for the 3rd Rental Period, (iv) Forty-One and 289/10,000 Dollars ($41.0289) per square foot of Rentable Area for the 4th Rental Period,
(v) Forty-Five and 5,421/10,000 Dollars ($45.5421) per square foot of Rentable Area for the 5th Rental Period, (vi) Fifty and 5,517/10,000 Dollars ($50.5517) per square foot of Rentable Area for the 6th Rental Period, and (vii) Fifty-Six and 1,124/10,000 Dollars ($56.1124) per square foot of Rentable Area for the 7th Rental Period. Landlord and Tenant acknowledge that Tenant shall not be required to pay Fixed Rent for any Dead Space by virtue of such Dead Space not being included in Usable Area as provided in this Section 4. If a portion of the Bracing Area constitutes Dead Space as determined in accordance with Section 4(2) hereof, then Tenant shall have the right to credit against the Rental otherwise coming due hereunder an amount equal to the Fixed Rent that Tenant has theretofore paid to Landlord for such Dead Space, until such credit is exhausted.

         (4) In connection with the determination of the Rental Value of any portion of the Renewal Premises that constitutes Limited Bracing Area for the Renewal Term, the Base Rental Amount shall be the product obtained by multiplying (x) the number of square feet of Rentable Area in such portion of the Renewal Premises, by (y) (a) Fifty-Six and 1,124/10,000 Dollars ($56.1124) for the period from the first day of the Renewal Term to the day immediately preceding the twenty-eighth (28th) anniversary of the Last Commencement Date,
(b) Sixty-Two and 2,848/10,000 Dollars ($62.2848) for the period from the twenty-eighth (28th) anniversary of the Last Commencement Date to the day immediately preceding the thirty-second (32nd) anniversary of the Last Commencement Date, and (c) Sixty-Nine and 1,361/10,000 Dollars ($69.1361) for the period from the thirty-second (32nd) anniversary of the Last Commencement Date to the last day of the Renewal Term.

         (5) The Comparison Amount for any portion of the Premises that constitutes Limited Bracing Area shall be as indicated for "Limited Areas" on Exhibit "A" attached hereto.

         (6) Subject to the terms of this Section 4(6), Landlord acknowledges that Landlord has heretofore advised Tenant that Landlord currently expects that
(i) the portion of the Bracing Area in respect of which the distance from the top of the six (6)-inch raised floor to the underside of the fireproofed structural bracing and the Building Systems running adjacent thereto in such portion of the Bracing Area is eight (8) feet or more will consist of approximately 1,451 square feet of Rentable Area, and (ii) the portion of the Bracing Area in respect of which the distance from the top of the six (6)-inch raised floor to the underside of the fireproofed structural bracing and the Building Systems running adjacent thereto in such portion of the Bracing Area is less than eight (8) feet will consist of approximately 2,880 square feet of Rentable Area. Subject to Section 4(1) hereof, Landlord shall not have any liability to Tenant to the extent that the Bracing Areas do not conform to Landlord's expectations as set forth in this Section 4(6).

         5. Special Rules for Ceiling Heights in the Eastern Core.

         (1) Notwithstanding Item 54 of the Architectural Requirements that constitute part of the Work Exhibit, the Clear Height (hereinafter defined) in the portions of the Premises that are located in the core of the Third Avenue Building as shown on Exhibit "E" attached hereto and made a part hereof shall not be less than eight (8) feet (such portions of the Premises that are located in the core of the Third Avenue Building as shown on Exhibit "E" attached hereto being referred to herein as the "Special East Core Areas"). As used herein, the term "Clear Height" shall mean the height from the top of the six (6)-inch raised floor to the underside of the fireproofed structure and the obstructions that are required for the Building Systems (it being understood that such obstructions for the Building Systems shall include, without limitation, the chilled water supply and return piping, the general exhaust duct work, and the toilet exhaust duct work, and any other items shown on Exhibit "F" attached hereto and made a part hereof). Landlord shall not have the right to include in the Premises (x) more than a cumulative total of approximately two thousand two hundred ninety-two (2,292) square feet of Rentable Area that constitutes the Special East Core Areas, or (y) any portion of the Special East Core Areas to the extent that Tenant does not have access thereto through a passage having a clear plan dimension of at least three (3) feet, six (6) inches and a Clear Height of at least the height of the adjacent Special East Core Area.

         (2) The Fixed Rent for any Special East Core Area in respect of which the Clear Height (x) is less than eight (8) feet and nine (9) inches, and (y) complies with the requirements set forth in Section 5(1) hereof shall be (i) Thirty Dollars ($30) per square foot of Rentable Area for the 1st Rental Period, (ii) Thirty-Three and 3,000/10,000 Dollars ($33.3000) per square foot of Rentable Area for the 2nd Rental Period, (iii) Thirty-Six and 9,630/10,000 Dollars ($36.9630) per square foot of Rentable Area for the 3rd Rental Period, (iv) Forty-One and 289/10,000 Dollars ($41.0289) per square foot of Rentable Area for the 4th Rental Period, (v) Forty-Five and 5,421/10,000 Dollars ($45.5421) per square foot of Rentable Area for the 5th Rental Period,
(vi) Fifty and 5,517/10,000 Dollars ($50.5517) per square foot of Rentable Area for the 6th Rental Period, and (vii) Fifty-Six and 1,124/10,000 Dollars ($56.1124) per square foot of Rentable Area for the 7th Rental Period (any such portion of the Premises within the core of the Third Avenue Building for which the Clear Height is less than eight (8) feet and nine (9) inches being referred to herein as "Limited East Core Space"). Nothing contained in this Section 5(2) permits Landlord to require Tenant to accept Special East Core Areas that do not comply with the height requirements set forth in Section 5(1) hereof (and, accordingly, any portion of the Special East Core Areas in which the Clear Height is less than eight (8) feet shall not constitute Usable Area for purposes of the Lease).

         (3) In connection with the determination of the Rental Value of any portion of the Renewal Premises that constitutes Limited East Core Space for the Renewal Term, the Base Rental Amount shall be the product obtained by multiplying (x) the number of square feet of Rentable Area in such portion of the Renewal Premises, by (y) (a) Fifty-Six and 1,124/10,000 Dollars ($56.1124) for the period from the first day of the Renewal Term to the day immediately preceding the twenty-eighth (28th) anniversary of the Last Commencement Date,
(b) Sixty-Two and 2,848/10,000 Dollars ($62.2848) for the period from the twenty-eighth (28th) anniversary of the Last Commencement Date to the day immediately preceding the thirty-second (32nd) anniversary of the Last Commencement Date, and (c) Sixty-Nine and 1,361/10,000 Dollars ($69.1361) for the period from the thirty-second (32nd) anniversary of the Last Commencement Date to the last day of the Renewal Term.

         (4) The Comparison Amount for any portion of the Premises that constitutes Limited East Core Space shall be as indicated for "Limited Areas" on Exhibit "A" attached hereto.

         6. Amendment to Memorandum of Lease. Landlord and Tenant shall execute, acknowledge and deliver, simultaneously with the execution and delivery hereof,
(i) an Amendment to Memorandum of Lease, in the form of Exhibit "G" attached hereto and made a part hereof, and (ii) any transfer tax returns that are required to accompany such memorandum for recording purposes. Tenant shall submit such Amendment to Memorandum of Lease for recording in the appropriate government office promptly after the date hereof. Tenant shall pay the recording charges associated therewith, except that Landlord shall pay any transfer taxes associated therewith.

         7. Broker. Landlord and Tenant hereby represent and warrant to the other party that such party has not dealt with any broker in connection with the execution and delivery hereof, except Broker. Tenant shall indemnify Landlord, and hold Landlord harmless, from and against, any claim for commission or other similar compensation that is made by any broker with whom Tenant has dealt (including, without limitation, Broker). Landlord shall indemnify

Tenant, and hold Tenant harmless, from and against, any claim for commission or other similar compensation that is made by any broker with whom Landlord has dealt, other than Broker.

         8. Landlord's Notices.

         (1) Landlord hereby advises Tenant that for purposes of Section 25.1 of the Lease, Landlord's address is as follows:

         c/o Vornado Office Management LLC
         888 Seventh Avenue
         New York, New York   10019
         Attn: Mr. David R. Greenbaum

                  with copies to:

                  Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey   07652
                  Attn: Joseph Macnow

                  and to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York   10036
                  Attn: Lawrence J. Lipson, Esq.

         (2) Landlord hereby advises Tenant that for purposes of Section 25.2 of the Lease, Landlord's address is as follows:

         c/o Vornado Office Management LLC
         888 Seventh Avenue
         New York, New York   10019
         Attn: Mr. David R. Greenbaum

                  with copies to:

                  Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey   07652
                  Attn: Joseph Macnow

                  and to:

                  Proskauer Rose LLP

                  1585 Broadway
                  New York, New York   10036
                  Attn: Lawrence J. Lipson, Esq.

                  and to:

                  Vornado Realty Trust
                  888 Seventh Avenue
                  New York, New York 10019
                  Attn: Melvyn Blum

         9. Reaffirmation. Landlord and Tenant hereby acknowledge that (x) the Lease, as amended hereby, remains in full force and effect, (y) accordingly, nothing contained herein shall be deemed to limit or expand the parties' respective rights and obligations regarding the preparation or review of the Building Plans, as provided in Section 22.3 of the Lease, and (z) except as expressly provided herein, Item 54 of the Architectural Requirements that constitutes part of the Work Exhibit remains unmodified.

         IN WITNESS WHEREOF, 731 and BLP have duly executed and delivered this First Amendment of Lease as of the date first above written.


                               SEVEN THIRTY ONE LIMITED PARTNERSHIP

                               By:      Alexander's Department Stores of
                                        Lexington Avenue, Inc., general partner


                                        By:      ______________________________
                                                 Name:
                                                 Title:


                               BLOOMBERG L.P.

                               By:      Bloomberg, Inc., general partner


                                        By:      _______________________________
                                                 Name: Paul F. Darrah, Jr.
                                                 Title: Director of Real Estate

                                   Exhibit "A"

                               Comparison Amounts



Period                                         First Price        Second       Third Price       Fourth         Limited
------                                         -----------        ------       -----------       ------         -------
                                                  Space           Price           Space          Price           Areas
                                                  -----           -----           -----          -----           -----
                                                                  Space                          Space
                                                                  -----                          -----

1st Rental Period                                $50.4373        $54.4373        $53.5732       $54.0000       $30.0000

2nd Rental Period                                $55.9854        $60.4254        $59.4663       $59.9400       $33.3000

3rd Rental Period                                $62.1438        $67.0722        $66.0075       $66.5334       $36.9630

4th Rental Period                                $68.9796        $74.4501        $73.2684       $73.8521       $41.0289

5th Rental Period                                $76.5674        $82.6396        $81.3279       $81.9758       $45.5421

6th Rental Period                                $84.9898        $91.7300        $90.2740       $90.9931       $50.5517

7th Rental Period                                $94.3387       $101.8203       $100.2041      $101.0024       $56.1124

25th anniversary of the Last                     $94.3387       $101.8203       $100.2041      $101.0024       $56.1124
Commencement Date to the day
immediately preceding the 28th
anniversary of the Last Commencement
Date

28th anniversary of the Last                    $104.7159       $113.0206       $111.2265      $112.1126       $62.2848
Commencement Date to the day
immediately preceding the 32nd
anniversary of the Last Commencement
Date

32nd anniversary of the Last                    $116.2347       $125.4528       $123.4614      $124.4450       $69.1361
Commencement Date to the day
immediately preceding the 35th
anniversary of the Last Commencement
Date

                                   Exhibit "B"

                                Occupancy Density

Description                                                        Maximum Allowable Occupancy per Egress
-----------                                                        --------------------------------------
                                                                   Stairs
                                                                   ------

Lexington Avenue Building - Floors
20, 19, 18, 17, 16, 15 , 14, 13, 10, 9, and 8.                     240 persons per floor.

7th Floor - East                                                   480 persons

7th Floor - West                                                   360 persons

6th Floor - East                                                   480 persons

6th Floor - West                                                   480 persons

5th Floor - East                                                   480 persons

5th Floor - West                                                   480 persons

4th Floor - East                                                   480 persons

4th Floor - West                                                   480 persons

3rd Floor - East                                                   480 persons

3rd Floor - West                                                   480 persons

Lower Level 2                                                      780 persons

                                   Exhibit "C"

                               Schematic Drawings

Schedule 1 to Exhibit 22.1 is hereby modified to:

(I) add thereto the following Schematic Drawing (for the New Space):

                      A-111, last dated April 15, 2002; and

(II) delete the reference therein to Drawing A-2 for Lower Level 2, dated April 20, 2001, and substitute therefor a reference to Drawing A-101 for Lower Level 2, last dated February 15, 2002 and marked "Issued for Construction."

                                  Exhibit "D"

                             Usable Area Statement

Deliverable Unit                                                      Square Feet of Usable Area
----------------                                                      --------------------------
Lower Level 3                                                               2,047
Lower Level 2                                                              64,768
Third Floor - Lexington Building                                           37,434
Third Floor - Third Avenue Building                                        29,614
Fourth Floor                                                               69,111
Fifth Floor                                                                69,401
Sixth Floor                                                                47,913
Seventh Floor                                                              39,924
Eighth Floor - Lexington Avenue Building                                   18,340
Ninth Floor - Lexington Avenue Building                                    18,340
Tenth Floor - Lexington Avenue Building                                    18,340
Thirteenth Floor - Lexington Avenue
Building                                                                   15,527
Fourteenth Floor - Lexington Avenue
Building                                                                   15,570
Fifteenth Floor - Lexington Avenue
Building                                                                   15,570
Sixteenth Floor - Lexington Avenue
Building                                                                   15,570
Seventeenth Floor - Lexington Avenue
Building                                                                   15,570
Eighteenth Floor - Lexington Avenue
Building                                                                   15,570
Nineteenth Floor - Lexington Avenue
Building                                                                   15,570

                                   Exhibit "E"

                             Special East Core Areas

                                  See Attached

The attached plans shall apply only for purposes of depicting the Special East Core Areas (as the hatched areas) and not for any other purpose.

                                   Exhibit "F"

                                  Clear Height

See Typical East Core Floor Plan, F&K SKM-10-15-01.2, Latest Revision 10/15/01, a copy of the relevant portion of which is attached hereto (it being understood that the aforesaid plan shall apply for purposes of the definition of Clear Height only to the extent that the aforesaid plan depicts space in the Special East Core Areas).

                                  Exhibit "G"

                        Memorandum of Amendment of Lease

SEVEN THIRTY ONE LIMITED PARTNERSHIP,

                                                              Landlord,

                           -and-

BLOOMBERG L.P.,

                                                              Tenant.

                        MEMORANDUM OF AMENDMENT OF LEASE

Dated as of April ___, 2002

The Premises affected by the within instrument lies in the City of New York, County of New York, State of New York

Address of Property:            The Site Bounded by Lexington Avenue, East 58th
                                Street, East 59th Street and Third Avenue
Section:          5
Block:            1313
Lot:              40



                                              Record and Return to:


                                              WILLKIE FARR & GALLAGHER
                                              787 Seventh Avenue
                                              New York, New York  10019

                                              Attention:  Steven D. Klein, Esq.

                        Memorandum of Amendment of Lease
                          Pursuant to Section 291-cc of
                         The New York Real Property Law

Reference to the Original Lease:    The Amendment of Lease described herein
                                    amends the Agreement of Lease, dated as of April 30, 2001, between Landlord and Tenant
                                    (said Agreement of Lease being referred to herein as the "Original Lease"; the Original
                                    Lease, as amended by such Amendment of
                                    Lease, being referred to herein as the
                                    "Lease"). A Memorandum of Lease for the
                                    Original Lease was recorded on May 14, 2001 in the Office of the Register of The City of New York (New York County) in Reel 3281, page 1624.


Date of Execution of the            As of April ___, 2002
Amendment of Lease:

Name and Address of                 SEVEN THIRTY ONE LIMITED PARTNERSHIP
Landlord:                           c/o      Vornado Realty Trust
                                             210 Route 4 East
                                             Paramus, New Jersey  07652
                                             Attention:  Joseph Macnow

Name and Address of Tenant:         Until Tenant takes occupancy of the premises
                                    for the conduct of its business:

                                    BLOOMBERG L.P.
                                    499 Park Avenue
                                    New York, New York  10022
                                    Attention:  Paul F. Darrah, Jr.

                                      and

                                    From and after the date Tenant takes
                                    occupancy of the premises for the conduct of its business:

                                    BLOOMBERG L.P.
                                    731 Lexington Avenue
                                    New York, New York 10022
                                    Attention:  Paul F. Darrah, Jr.

Nature of the Amendment             The Amendment of Lease (i) deletes from the
                                    premises demised
of Lease:                           by the Lease the entire rentable area on the
                                    twentieth (20th) and twenty-first (21st) floors of the Building, and (ii) adds to the premises demised by the Lease the entire rentable area on the third (3rd) floor of the Third Avenue Building. The Fixed
                                    Expiration Date for the premises demised by the Lease is the day immediately preceding the twenty-fifth (25th) anniversary of the last to occur of each of the Commencement
                                    Dates applicable to the Initial Premises
                                    (except that in no event shall the term of the Lease expire later than the twenty-sixth
                                    (26th) anniversary of the First Commencement
                                    Date). Tenant's renewal rights as set forth in the Original Lease remain in effect.

Description of the                  The entire third (3rd), fourth (4th), fifth
Premises demised by the             (5th), sixth (6th), seventh (7th), eighth
Original Lease, as                  (8th), ninth (9th), tenth (10th), thirteenth
amended by the                      (13th), fourteenth (14th), fifteenth (15th),
Amendment of Lease:                 sixteenth (16th), seventeenth (17th),
                                    eighteenth (18th), and nineteenth (19th), floors of the Lexington Avenue Building; the entire third (3rd), fourth (4th), fifth
                                    (5th), sixth (6th), and seventh (7th) floors of the Third Avenue Building; the entire
                                    Bridge Building; and portions of Lower Level
                                    2 and Lower Level 3 of the Building. Such buildings are to be constructed on the site bounded by Lexington Avenue, East 58th
                                    Street, East 59th Street and Third Avenue in the Borough of Manhattan, City, County and
                                    State of New York as such site is more
                                    particularly described on Schedule A
                                    attached hereto.


Memorandum of Lease:                This instrument, executed in connection with
                                    the Amendment of Lease, is intended to be and is entered into as a memorandum thereof solely for the purpose of recordation and the giving of notice of the tenancy created by the Lease and of the rights and obligations of Landlord and Tenant thereunder and shall not, in any event, be construed to change, vary, modify or interpret the Lease or any of the terms, covenants or conditions thereof, or any part thereof, which are set forth, described or summarized herein and reference is hereby made to the Lease for any and all purposes.
                                    All capitalized terms used in this
                                    Memorandum of Amendment of Lease shall have, unless otherwise defined herein, the meanings ascribed to them in the Amendment of Lease.


         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed and delivered this Memorandum of Amendment of Lease as of the date first above written.

                                    SEVEN THIRTY ONE LIMITED PARTNERSHIP

                                    By:  Alexander's Department Stores of
                                         Lexington Avenue, Inc., general partner


                                         By:  /s/ Joseph Macnow
                                              -----------------------
                                       Name: Joseph Macnow
                                     Title: Executive Vice President

                                    BLOOMBERG L.P.

                                    By:  Bloomberg Inc., general partner


                                         By:  /s/ Paul F. Darrah, Jr.
                                              -----------------------
                                              Name: Paul F. Darrah, Jr.
                                              Title: Director of Real Estate

STATE OF NEW YORK                   )
                                    )        ss.:
COUNTY OF NEW YORK                  )

         On the ___ day of April, 2002, before me, the undesigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and who acknowledged to me that such individual executed such instrument in such individual's capacity, and that by such individual's signature on such instrument, such individual, or the person upon behalf of which such individual acted, executed the instrument.


                                  ---------------------------------
                                  Notary Public




STATE OF NEW YORK                   )
                                    )        ss.:
COUNTY OF NEW YORK                  )

         On the ____ day of April, 2002, before me, the undesigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and who acknowledged to me that such individual executed such instrument in such individual's capacity, and that by such individual's signature on such instrument, such individual, or the person upon behalf of which such individual acted, executed the instrument.



                                  ---------------------------------
                                  Notary Public

                                  SCHEDULE "A"

                                LEGAL DESCRIPTION

PARCEL I - FORMER LOTS 40 AND 42, NOW KNOWN AS PART OF LOT 40

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, more particularly bounded and described as follows:

BEGINNING: at the corner formed by the intersection of the southerly side of 59th Street with the westerly side of Third Avenue;

RUNNING THENCE southerly along the westerly side of Third Avenue, 150 feet 5 inches;

THENCE westerly parallel with the southerly side of 59th Street, 100 feet;

THENCE northerly parallel with the westerly side of Third Avenue, 150 feet 5 inches to the southerly side of 59th Street;

THENCE easterly along said southerly side of 59th Street, 100 feet to the point or place of BEGINNING.

PARCEL II - FORMER LOT 43, NOW KNOWN AS PART OF LOT 40

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, more particularly bounded and described as follows:

BEGINNING at a point on the easterly side of Lexington Avenue distant 80 feet 5 inches southerly from the corner formed by the intersection of the easterly side of Lexington Avenue with the southerly side of 59th Street;

THENCE southerly along the easterly side of Lexington Avenue 120 feet 5 inches to the corner formed by the intersection of the northerly side of East 58th Street and the said easterly side of Lexington Avenue;

THENCE easterly along the northerly side of East 58th Street 420 feet to the corner formed by the intersection of the northerly side of East 58th Street and the westerly side of Third Avenue;

THENCE northerly along the said westerly side of Third Avenue 50 feet 5 inches;

THENCE westerly parallel with the northerly side of 58th Street 100 feet;

THENCE northerly parallel with the easterly side of Lexington Avenue and part of the distance through a party wall at right angles to 59th Street 150 feet 5 inches to the southerly side of 59th Street;

THENCE westerly along the southerly side of 59th Street 225 feet;

THENCE southerly parallel with the easterly side of Lexington Avenue 80 feet 5 inches;

THENCE westerly parallel with the southerly side of 59th Street and part of the distance through a party wall 95 feet to the point or place of BEGINNING.

PARCEL III - FORMER LOT 50, NOW KNOWN AS PART OF LOT 40

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, more particulary bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Lexington Avenue with the southerly side of 59th Street;

RUNNING THENCE southerly along the easterly side of Lexington Avenue 80 feet 5 inches;

THENCE easterly parallel with the southerly side of 59th Street and part of the distance through a party wall 95 feet;

THENCE northerly parallel with the easterly side of Lexington Avenue 80 feet 5 inches to the southerly side of 59th Street;

THENCE westerly along the southerly side of 59th Street 95 feet to the point or place of BEGINNING.


                                  Schedule A-2